Annual Report

December 31, 1999




--------------------------------------------------------------------------------
Limited-Term Bond Portfolio


T. Rowe Price, Invest With Confidence(registration mark)

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

The U.S. economy continued its remarkable run of strong, steady growth during the 12 months ended December 31, 1999. Although signs of inflation were modest, the Federal Reserve raised the federal funds target rate three times to forestall inflationary pressure, and interest rates overall rose significantly. Many bond funds lost principal in this environment, even those with short average maturities, but dividends broadly improved.


Market Environment

     There was little doubt during the past 12 months that the U.S. economy was on solid footing. Annual GDP data painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly four years now. However, both the Fed and the market kept a wary eye on modest but steady growth in employment and rising prices on some basic goods, such as oil. An improving outlook overseas throughout 1999 prompted the Fed to raise the federal funds target rate in June, August, and November by a total of 75 basis points (100 basis points equal one percent). The target rate now stands at 5.5% - the same as August 1998, just before the Fed cut it three-quarters of a percent to alleviate a global financial crisis.

Line Chart:  Interest Rate Levels

                          Current               5-Year                 2-Year
                      Coupon GNMA        Treasury Note          Treasury Note

12/31/98                     6.26                 4.59                   4.61
                             6.22                 4.56                   4.59
                             6.70                 5.11                   5.05

3/99                         6.65                 5.12                   4.99
                             6.68                 5.15                   5.03
                             7.05                 5.51                   5.35

6/99                         7.27                 5.76                   5.61
                             7.61                 5.75                   5.59
                             7.77                 5.71                   5.61

9/99                         7.48                 5.81                   5.66
                             7.51                 6.09                   5.92
                             7.64                 6.03                   5.96

12/31/99                     7.83                 6.31                   6.22

     At this point, however, the extent to which consumer price inflation has been held in check by the Fed's action has been remarkable. Both the closely watched employment cost index and the wage component of the monthly employment report have shown only modest increases, and a portion of those gains can be explained by short-term events, such as seasonal hiring for the holidays. Clearly technology and increased globalization have played significant roles in containing costs, reducing pricing power, and improving productivity and efficiency. These trends, combined with the Fed's sound monetary policy, are very positive for bonds in the long term.

     The market largely anticipated the Fed's actions, pushing rates sharply higher throughout the year, especially on intermediate-term bonds. Five-year Treasury note yields climbed 172 basis points to 6.31% on December 31 from one year earlier, and two-year note yields rose 161 basis points to 6.22%. A considerable portion of those increases occurred in the last few months of the period. For example, the two-year rate rose 56 basis points in the last quarter of the year. Rates rose among mortgage-backed securities as well, spiking in August and again in December. At the period's end, mortgages offered attractive yields compared with Treasuries.

     The rising interest rate environment was not the only challenge the bond markets faced. Out of concern for the Y2K bug, Wall Street broker/dealers cut back their bond market activities, resulting in declining volatility after midyear. Reduced liquidity exaggerated volatility in the markets, especially in response to negative surprises, and made it more difficult for money managers to trade efficiently. Better-yielding issues, such as mortgage-backed bonds and high-yield bonds, temporarily struggled in the fall. By year-end, however, these problems had largely righted themselves. Anticipating better liquidity and performance after January 1, investors initiated a rally in high-yield markets in December. In general, the New Year came without disruption, and we are pleased to report that we experienced no Y2K related problems.

Performance and Strategy Review

     Your fund's 1.00% six-month total return fell behind the 1.49% move for the Lipper peer group average. In this report, we are also including the short-term results of the Merrill Lynch 1-5 Year Corporate and Government Bond Index, the broad benchmark we use for long-term comparisons in the Performance Comparison chart on page 4. The 1.54% results of the Merrill Lynch index also outpaced your fund, and both benchmarks exceeded your fund's return for the 12-month period. Because rising interest rates caused a modest decline in the fund's share price for both periods, gains came entirely from income. For the first time in many quarters, six-month dividends per share increased from the previous period. Dividend income tends to lag a rise in market rates, and, assuming rates do not again fall sharply, we anticipate higher distributions in the coming period.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/99                           6 Months            12 Months
--------------------------------------------------------------------------------

     Limited-Term
     Bond Portfolio                                 1.00%                0.84%

     Merrill Lynch 1-5 Year
     Corporate and Government
     Bond Index                                     1.54                 2.19

     Lipper Variable Annuity
     Underlying Short
     Intermediate Investment-
     Grade Debt Funds Average                       1.49                 2.06

     The sharp rise in interest rates was the main culprit behind the fund's relative weakness. Six months ago, duration stood at 3.2 years - somewhat longer than the average durations represented by our benchmarks. (Duration is a measure of interest rate sensitivity where higher numbers reflect a greater potential negative response to a rise in rates, and vice versa.) Throughout the past six months, we gradually reduced fund duration from 3.2 years to 2.8 years. This move helped keep returns in the black but was not sufficient to benefit relative performance. The fund can be expected to remain somewhat more rate-sensitive than its average peer over time, but longer durations often result in higher yields. It is our belief that better yields result in better long-term total returns.

     As explained in the last report, we trimmed exposure to corporate bonds from 55% to 45% in the first half of the year. This move proved beneficial: corporate securities (and lower-rated securities in particular) underperformed throughout most of the summer because of poor market liquidity and a lack of Wall Street sponsorship. During August and September, we saw an opportunity to take advantage of values created by the liquidity crunch and began to rebuild our corporate position, raising it to 47% of assets. New assets largely went into the consumer products and services sector; among the bonds we added were Johnson & Johnson, Wal-Mart, and US West. At the same time, holdings in Treasuries declined modestly.

     Quality diversification reflected our renewed interest in corporates. The percentage of assets in AAA securities declined from 41% to 38% during the period, while AA holdings climbed. Our position in BBB and BB issues also rose modestly. Nonetheless, average portfolio credit quality did not change, remaining at a solid AA.

     Nonetheless, some of our corporate holdings weakened as their issuers encountered problems. In August, we purchased the debt of Rite-Aid, but the firm's surprise downward earnings revisions and management upheaval disappointed investors and resulted in rating agency downgrades to below investment grade. We continue to hold these bonds because we expect their prices to recover from distressed levels. Rite-Aid has a viable business as the nation's third-largest drug store chain, and new management is taking aggressive action to restore its financial health.

     Other holdings have come under pressure, including Waste Management/U.S. Waste Services (1.1% of assets) and Raytheon (0.9% of assets), which experienced earnings difficulties associated with recent merger activity. Despite some price weakness, we are not giving up on them. They contribute significantly to income, which should benefit shareholders over the long term.

Outlook

     We expect the year 2000 to be more favorable for bond investors. Although there is a good chance the Fed will raise rates again in the first quarter of 2000, the market already seems to factor in this possibility, and we think that further interest rate rises will be manageable. Economic growth should moderate eventually, to an annual rate of 3.5% or slightly lower. U.S. consumer demand will likely slow, since mortgage refinancing (a source of spendable cash) has dried up and because the recent rise in oil prices will act like a tax increase on consumers. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect inflation to remain at 3% or lower. In that environment, the higher yields available in the marketplace today are very attractive, especially among the corporate and mortgage-backed securities your fund focuses on. We believe the fund is well positioned to deliver results more in line with its long-term average in the year ahead.


     Respectfully submitted,



     Edward A. Wiese
     President and Chairman of the Investment Advisory Committee

     January 19, 2000



Portfolio Highlights

Quality Diversification
--------------------------------------------------------------------------------

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      6/30/99     12/31/99
--------------------------------------------------------------------------------

Quality Rating*

  AAA                                                     41%          38%

  AA                                                      15           17

  A                                                       23           22

  BBB                                                     20           21

  BB                                                       1            2

  B                                                       --           --
--------------------------------------------------------------------------------

Weighted Average Quality                                  AA           AA
--------------------------------------------------------------------------------

*Based on T. Rowe Price research.



Portfolio Highlights

Key Statistics
                                                   Periods
                                                     Ended
                                                  12/31/99
--------------------------------------------------------------------------------

Dividend Yield*

  6 months                                            5.73%

  12 months                                           5.81

Dividend Per Share

  6 months                                           $0.14

  12 months                                           0.27

30-Day Standardized Yield                             6.37%

Change in Price Per Share

  6 months (from $4.88 to $4.79)                    $-0.09

  12 months (from $5.02 to $4.79)                    -0.23

Weighted Average Maturity (years)                      3.5

Weighted Average Effective Duration (years)            2.8

*Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Highlights

Sector Diversification

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      6/30/99     12/31/99
--------------------------------------------------------------------------------

Corporate Bonds and Notes                                 45%          47%

  Consumer Products and Services                           9           11

  Banking and Finance                                     11           12

  Industrial                                               9            9

  Utilities                                                7            7

  All Other                                                9            8

  Asset-Backed Securities                                 14           14

Mortgage-Backed Securities                                18           18

U.S. Government Obligations                               19           18

  U.S. Treasuries                                         12           11

  Government Agency Obligations                            7            7

Money Market Funds                                         3            2
--------------------------------------------------------------------------------

Other Assets Less Liabilities                              1            1
--------------------------------------------------------------------------------

Total                                                    100%         100%


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SEC Chart:  Limited-Term Bond Portfolio

                          Merrill Lynch 1-5
                           Year Corporate &
                      Government Bond Index         Limited-Tem Bond Portfolio

5/13/94                              10,000                             10,000

12/94                                10,157                             10,262

12/95                                11,473                             11,276

12/96                                12,003                             11,643

12/97                                12,862                             12,428

12/98                                13,850                             13,332

12/31/99                             14,153                             13,444


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 12/31/99

                                                    Since        Inception
     1 Year       3 Years        5 Years        Inception             Date

      0.84%         4.91%         5.55%             5.39%          5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio


                             For a share outstanding throughout each period
                        -------------------------------------------------------
                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $   5.02   $   4.96   $   4.93   $   5.06   $   4.92
Investment activities
  Net investment
  income (loss)              0.27       0.28       0.29       0.29       0.33

  Net realized and
  unrealized gain (loss)    (0.23)      0.07       0.03      (0.13)      0.14

  Total from
  investment activities      0.04       0.35       0.32       0.16       0.47

Distributions
  Net investment income     (0.27)     (0.28)     (0.29)     (0.29)     (0.33)

  Net realized gain             -      (0.01)         -          -          -

  Total distributions       (0.27)     (0.29)     (0.29)     (0.29)     (0.33)

NET ASSET VALUE
End of period            $   4.79   $   5.02   $   4.96   $   4.93   $   5.06


Ratios/Supplemental Data
Total return(diamond)        0.84%      7.28%      6.74%      3.26%      9.88%

Ratio of total expenses
to average net assets        0.70%      0.70%      0.70%      0.70%      0.70%

Ratio of net investment
income (loss) to
average net assets           5.54%      5.58%      5.91%      5.83%      6.60%

Portfolio turnover rate      36.2%      50.9%      48.7%      97.7%      73.7%

Net assets, end of
period (in thousands)    $ 53,148   $ 46,235   $ 24,280   $ 12,312   $  3,966


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 1999

                                                      Shares/Par       Value
--------------------------------------------------------------------------------
                                                                In thousands

CORPORATE BONDS AND NOTES  46.7%

Banking and Finance  11.9%

ABN AMRO Bank (Chicago), N.V.
  Gtd. Sub. Notes
    7.25%, 5/31/05                                   $      500   $      493

American General Finance
    5.875%, 7/1/00                                          125          125

Amvescap, Sr. Notes, (144a)
    6.375%, 5/15/03                                         350          336

Banco Generale, (144a)
    7.70%, 8/1/02                                           250          242

CIT Group, 5.50%, 2/15/04                                   500          468

Finova Capital, MTN
    5.98%, 2/27/01                                          150          148

First USA Bank, MTN
    7.00%, 8/20/01                                          150          150

General Electric Capital MTN
    6.15%, 11/5/01                                          250          247

Heller Financial
    5.625%, 3/15/00                                         100          100

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
    7.40%, 4/15/03                                           80           80

Inter-American Development Bank
    6.375%, 10/22/07                                        375          359

Kansallis Osake Pankki (New York)
  Sub. Notes, 10.00%, 5/1/02                                350          371

Marsh and McLennan
  Sr. Notes, 6.625%, 6/15/04                                500          488

MBNA, Sub. Notes
    7.25%, 9/15/02                                          150          149

Mercantile Safe Deposit & Trust
    6.53%, 7/3/00                                           200          199

Merrill Lynch
    7.00%, 3/15/06                                          500          487

Nationwide Mutual Insurance
    (144a), 6.50%, 2/15/04                                  149          144

Paine Webber Group
    7.875%, 2/15/03                                         500          503

Penske Truck Leasing
    6.65%, 11/1/00                                          150          150

Potomac Capital Investment, MTN
    7.55%, 11/19/01                                         250          248

Republic of New York
    8.875%, 2/15/01                                  $      360   $      367

Salomon Smith Barney Holdings
    7.30%, 5/15/02                                          350          351

Union Planters, Sub. Notes
    6.25%, 11/1/03                                          135          129

                                                                       6,334

Consumer Products and Services  10.9%

Beckman Instruments
    Sr. Notes, 7.10%, 3/4/03                                500          474

Coca Cola Femsa, 8.95%, 11/1/06                             125          125

Comcast Cable Communications
    6.20%, 11/15/08                                         400          362

Dayton Hudson, 6.625%, 3/1/03                               200          197

Federated Department Stores
  Sr. Notes
    8.125%, 10/15/02                                        500          510

Grand Metropolitan Investment
    Zero Coupon, 1/6/04                                     750          565

Hospital Corporation of America
    Zero Coupon, 6/1/01                                     500          443

Johnson & Johnson
    6.625%, 9/1/09                                          425          410

Nabisco, 6.125%, 2/1/33                                     250          238

Pepsico, MTN, 5.75%, 1/1/03                                 300          289

Philip Morris, 7.25%, 9/15/01                               284          281

Rite Aid, (144a), 6.00%, 10/1/03                            500          380

Sony, 6.125%, 3/4/03                                        425          413

Viacom, 6.75%, 1/15/03                                      150          148

Wal Mart Stores, 6.55%, 8/10/04                             750          736

Watson Pharmaceuticals
    7.125%, 5/15/08                                         225          198

                                                                       5,769

Energy  0.7%

PDV America, 7.875%, 8/1/03                                 200          182

YPF Sociedad Anonima
    7.25%, 3/15/03                                          200          195

                                                                         377

Industrials  9.0%

Alcan Aluminum, 5.875%, 4/1/00                              130          130

Allied-Signal, 5.75%, 3/15/01                               300          296

Caterpillar Financial Services
    6.875%, 8/1/04                                          500          492

Delphi Auto Systems
    6.125%, 5/1/04                                          250          236

Eaton Offshore, Gtd. Notes
    9.00%, 2/15/01                                   $      300   $      307

International Paper
    6.125%, 11/1/03                                         500          478

    9.70%, 3/15/00                                          100          101

Lockheed, 6.75%, 3/15/03                                    475          459

Northrop Grumman
    8.625%, 10/15/04                                        300          306

Parker Hannifin, MTN
    5.65%, 9/15/03                                          500          471

Raytheon, 5.70%, 11/1/03                                    500          468

Toyota Motor Credit
    5.625%, 11/13/03                                        500          475

USA Waste Services
  Sr. Notes
    6.50%, 12/15/02                                         325          301

Waste Management
    6.625%, 7/15/02                                         300          282

                                                                       4,802

Media and Communications  3.6%

360 Communications
  Sr. Notes
    7.125%, 3/1/03                                          500          497

MCI Communications
  Sr. Notes
    7.125%, 1/20/00                                         100          100

Seagram & Sons
    6.40%, 12/15/03                                         500          481

Sprint Capital
    5.70%, 11/15/03                                         375          356

US West Capital Funding, (144a)
    6.875%, 8/15/01                                         500          498

                                                                       1,932

Transportation  3.7%

CSX, 9.50%, 8/1/00                                          150          152

Delta Air Lines
    7.90%, 12/15/09                                         300          294

  ETC, 9.875%, 5/15/00                                      185          187

ERAC USA Finance, (144a)
    6.375%, 5/15/03                                         175          168

Norfolk Southern
    6.95%, 5/1/02                                           500          496

    7.875%, 2/15/04                                         270          274

Northwest Airlines
    8.375%, 3/15/04                                         150          140

Union Pacific
    6.125%, 1/15/04                                  $      250   $      235

                                                                       1,946

Utilities  6.9%

CE Electric UK Funding
  Sr. Notes, (144a)
    6.853%, 12/30/04                                        300          289

Cleveland Electric
  Secured Notes
    7.19%, 7/1/00                                           150          150

Entergy Mississippi
    6.45%, 4/1/08                                           350          324

National Rural Utilities
    5.00%, 10/1/02                                          500          475

Niagara Mohawk
    7.375%, 7/1/03                                          265          263

  Sr. Notes, 7.25%, 10/1/02                                 246          245

Pacific Gas & Electric
  1st Mtg. Bonds
    8.75%, 1/1/01                                           200          204

Public Service Electric & Gas
  1st Mtg. Bonds, 8.875%, 6/1/03                            175          177

  1st Ref. Mtg. Bonds
    6.25%, 1/1/07                                            75           70

Texas NM Power,
  1st Mtg. Bonds, 9.25%, 9/15/00                            300          304

  Secured Deb., 10.75%, 9/15/03                             300          303

United Illuminating
    6.25%, 12/15/02                                         160          155

Utilicorp United, Sr. Notes
    7.00%, 7/15/04                                          500          483

Williams, 6.125%, 2/15/12                                   225          219

                                                                       3,661

Total Corporate Bonds and Notes
(Cost  $25,741)                                                       24,821


ASSET-BACKED SECURITIES  13.5%

Banc One Auto Grantor Trust
    6.27%, 11/20/03                                          50           50

BMW Vehicle Owner Trust
    6.54%, 4/25/04                                          500          494

California Infrastructure
    6.25%, 6/25/04                                          150          148

    6.38%, 9/25/08                                          500          484

    6.42%, 9/25/08                                          450          437

Comed Transitional Funding Trust
    5.44%, 3/25/07                                   $      550   $      514

Fingerhut Master Trust
    6.07%, 2/15/05                                          325          323

First Security Auto Owner Trust
    6.20%, 10/15/06                                         500          489

First USA Secured Note Trust
    (144a), 6.50%, 1/18/06                                  500          483

Green Tree Financial
    8.35%, 3/15/20                                            8            8

Harley Davidson Eaglemark
    5.94%, 2/15/04                                          125          123

    6.35%, 10/15/02                                          18           18

Heller Equipment
    6.65%, 3/14/04                                          500          497

MBNA Credit Card Trust
    7.45%, 4/16/07                                          250          247

MMCA Automobile Trust
    6.80%, 8/15/03                                          500          499

Neiman Marcus Credit Master Trust
    7.60%, 6/15/03                                          500          502

New Holland Equipment, (144a)
    6.80%, 12/15/07                                         500          493

Onyx Acceptance, 5.83%, 3/15/04                             500          488

Peco Energy, 5.63%, 3/1/05                                  300          291

Residential Accredit Loans
    7.25%, 11/25/27                                         487          469

Yamaha Motor Master Trust
    6.20%, 5/15/03                                          100           99

Total Asset-Backed Securities
(Cost  $7,346)                                                         7,156


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  17.8%

U.S. Government Agency Obligations  7.0%

Federal Home Loan Banks
    5.125%, 9/15/03                                       2,000        1,890

    5.625%, 3/19/01                                         700          693

Federal National Mortgage Assn.
    4.625%, 10/15/01                                        450          436

  Deb.,     6.375%, 6/15/09                                 451          429

  MTN, 7.65%, 10/6/06                                       100           99

U.S. Department Housing &
  Urban Development, 6.49%, 8/1/07                          175          169

                                                                       3,716

U.S. Treasury Obligations  10.8%

U.S. Treasury Inflation-Indexed Notes
    3.625%, 7/15/02                                  $    1,050   $    1,038

U.S. Treasury Notes
    4.25%, 11/15/03                                       1,800        1,672

    6.50%, 10/15/06                                         900          896

    7.25%, 5/15/04                                        2,100        2,163

                                                                       5,769

Total U.S. Government Obligations/Agencies
(Cost  $10,853)                                                        9,485


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  16.0%

U.S. Government Agency Obligations  13.1%

Federal Home Loan Mortgage
    6.00%, 2/15/08 - 5/15/16                              1,500        1,480

    6.40%, 1/15/08                                          500          493

  7 year balloon, 6.50%, 5/1/05                             976          961

  CMO, 6.92%, 1/25/12                                        23           23

  REMIC
    5.75%, 6/15/10                                        1,000          987

    6.00%, 8/15/06 - 1/15/08                                985          967

    6.50%, 4/15/21                                          500          489

Federal National Mortgage Assn.
    6.00%, 1/1/14                                           458          435

    7.00%, 4/1/09                                           251          250

    9.00%, 5/1/05 - 1/25/08                                 874          900

  REMIC, 7.50%, 8/25/05                                       1            1

                                                                       6,986

U.S. Government Guaranteed Obligations  2.1%
Government National Mortgage Assn.
  I
    6.50%, 5/15/09                                          313          306

    8.00%, 5/15/07                                          714          731

    10.00%, 11/15/09 - 4/15/19                               52           56

                                                                       1,093

Total U.S. Government Mortgage-Backed
Securities (Cost  $8,256)                                              8,079


NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  3.2%

GMAC Commercial
  Mortgage Securities
    6.15%, 5/15/35                                   $      463   $      443

LB Commercial Conduit
  Mortgage Trust, 6.41%, 8/15/07                            588          566

Prudential Securities
    6.074%, 1/15/08                                         717          682

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $1,762)                                              1,691


MUNICIPAL BONDS  0.0%

Taxable Municipal  0.0%

University of Miami, GO
    6.90%, 4/1/04                                            25           25

Total Municipal Bonds (Cost  $25)                                         25


MONEY MARKET FUNDS  2.4%

Reserve Investment Fund
    6.16% #                                               1,268        1,268

Total Money Market Funds (Cost  $1,268)                                1,268

Total Investments in Securities
98.8% of Net Assets (Cost $54,251)                                $   52,525

Other Assets Less Liabilities                                            623

NET ASSETS                                                        $   53,148
                                                                  -----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                                    $(22)

Accumulated net realized gain/loss -
net of distributions                                                    (166)

Net unrealized gain (loss)                                            (1,726)

Paid-in-capital applicable to 11,098,193
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                55,062

NET ASSETS                                                        $   53,148
                                                                  -----------

NET ASSET VALUE PER SHARE                                         $     4.79
                                                                  -----------

    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
   GO  Government Obligation
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
 144a  Security was purchased pursuant to Rule 144a under the Securities
       Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 5.86% of net assets.

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Interest income                                                   $    3,164

Expenses
  Investment management and administrative                               355

Net investment income (loss)                                           2,809

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (226)

Change in net unrealized gain or loss on securities                   (2,139)

Net realized and unrealized gain (loss)                               (2,365)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      444
                                                                  ------------



The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                            Year
                                                           Ended
                                                        12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                        $    2,809   $    1,927

  Net realized gain (loss)                                  (226)         241

  Change in net unrealized gain or loss                   (2,139)         192

  Increase (decrease) in net assets from operations          444        2,360

Distributions to shareholders

  Net investment income                                   (2,809)      (1,926)

  Net realized gain                                            -          (91)

  Decrease in net assets from distributions               (2,809)      (2,017)

Capital share transactions*

  Shares sold                                             18,783       31,647

  Distributions reinvested                                 2,806        2,033

  Shares redeemed                                        (12,311)     (12,068)

  Increase (decrease) in net
  assets from capital
  share transactions                                       9,278       21,612

Net Assets

Increase (decrease) during period                          6,913       21,955

Beginning of period                                       46,235       24,280

End of period                                            $53,148      $46,235
                                                        ----------------------
*Share information

  Shares sold                                              3,820        6,327

  Distributions reinvested                                   575          406

  Shares redeemed                                         (2,512)      (2,410)

  Increase (decrease) in shares outstanding                1,883        4,323


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $15,259,000 and $10,104,000, respectively, for the year ended December 31, 1999. Purchases and sales of U.S. government securities aggregated $12,759,000 and $7,209,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $155,000, all of which expires in 2007.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $54,251,000. Net unrealized loss aggregated $1,726,000 at period end, of which $15,000 related to appreciated investments and $1,741,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $28,000 was payable at December 31, 1999. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $140,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants


To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Limited-Term Bond Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000